Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                /s/Julian Sluyters
                                                Julian Sluyters
                                                Chief Executive Officer
                                                Scudder Flag Equity Partners
                                                Fund, a series of Scudder Flag
                                                Equity Partners Fund, Inc.

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Flag Equity Partners Fund, a series of Scudder Flag Equity Partners Fund, Inc., on Form N-CSR of the Scudder Flag Equity Partners Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                              /s/Paul Schubert
                                              Paul Schubert
                                              Chief Financial Officer
                                              Scudder Flag Equity Partners
                                              Fund, a series of Scudder Flag
                                              Equity Partners Fund, Inc.